UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2021

Runway Growth Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland	000-55544	47-5049745
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

205 N. Michigan Ave., Suite 4200, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 281-6270

Not Applicable

(Former name or former address, if changed since last report.)

Runway Growth Credit Fund Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to the Articles of Incorporation or Bylaws

On August 16, 2021, the Board of Directors (the "Board") of Runway Growth Credit Fund Inc. (the “Company”) adopted Articles of Amendment for the purpose of amending the Company’s current Articles of Amendment and Restatement in order to change its corporate name to "Runway Growth Finance Corp." from "Runway Growth Credit Fund Inc." The Registrant filed the Articles of Amendment with the State Department of Assessments and Taxation of Maryland implementing the change in the Company’s name, to be effective as of August 18, 2021. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

In addition, on August 16, 2021, the Board approved Amended and Restated Bylaws (the "Amended and Restated Bylaws"), to be effective as of August 19, 2021. The Amended and Restated Bylaws delete any reference to "Runway Growth Credit Fund Inc." and insert "Runway Growth Finance Corp." in lieu thereof. All of the other provisions of the Registrant's bylaws shall remain in full force and effect. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K.

Item 8.01. Other Events

On August 12, 2021, the Board appointed Joseph McDermott to serve as the Chief Compliance Officer of the Company, effective immediately, in place of Carl Rizzo who previously served in such position. Mr. McDermott will serve as the Company’s Chief Compliance Officer pursuant to an agreement with Alaric Compliance Services LLC (“Alaric”), a compliance consulting firm.

Mr. McDermott has served as a Director at Alaric Compliance Services LLC (“Alaric”) since July 2019. Prior to this, he served as the Chief Compliance Officer for the THL Credit Senior Loan Fund from 2018 to 2019, a NYSE listed closed-end fund, and the Compliance Manager for its investment adviser, THL Credit Advisors LLC, a $16 billion alternative credit adviser. Prior to his employment at THL Credit, he served as Chief Compliance Officer for Aviva Investors Americas, LLC and Aviva Investors Canada, Inc. from 2015 to 2018. Mr. McDermott received his B.A. from Loras College and M.B.A. from DePaul University.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
3.1	Articles of Amendment, effective August 18, 2021
3.2	Second Amended and Restated Bylaws, effective August 19, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Runway Growth Finance Corp.

Date: August 19, 2021	By:	/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Financial Officer, Treasurer and Secretary